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                                                                  EXHIBIT 10.17

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (as it may hereafter be amended, supplemented, restated, replaced or otherwise modified from time to time, the "AGREEMENT") is dated as of May 12, 1994 and entered into by and between OLEFINS MARKETING INC., (the "DEBTOR") a corporation organized under the laws of Delaware and CAISSE NATIONALE DE CREDIT AGRICOLE, NEW YORK BRANCH (the "SECURED PARTY").

                             PRELIMINARY STATEMENTS

     The Debtor has issued to the Secured Party a Demand Promissory Note, of even date herewith (as it may hereafter be amended, supplemented, restated, renewed, replaced or otherwise modified from time to time, the "NOTE"). It is a condition precedent to the making of loans by the Secured Party the repayment of which is evidenced by the Note that the Debtor shall have granted the security interest contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to make loans the repayment of which is evidenced by the Note and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Debtor hereby agrees with the Secured Party as follows:

     SECTION 1. DEFINITIONS. The following terms used in this Agreement shall have the following meanings:

     "CONTRACTUAL OBLIGATIONS", as applied to any Person (as deemed below), means any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any material amount of its properties is bound or to which it or any material amount of its properties is subject.

     "EVENT OF DEFAULT", shall have the meaning given such term in Section 17 of this Agreement.

     "LIEN", as applied to any Person, means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, and any agreement to give any security interest).


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     "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments, agencies and political subdivisions thereof.

     SECTION 2. GRANT OF SECURITY. The Debtor hereby assigns to the Secured Party, and hereby grants to the Secured Party a security interest in, all of the Debtor's right, title and interest in and to the collateral listed in sub-section A and B below, in each case whether now or hereafter existing or in which the Debtor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

          A. (i) All equipment in all of its forms, all parts thereof and all replacements thereof, spare parts and accessions thereto (any and all such equipment, parts, replacements, spare parts and accessions being the "EQUIPMENT");

               (ii) All inventory in all of its forms, including, but not limited to, (a) all goods held by the Debtor for sale or to be furnished under contracts of service or furnished (b) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, furnishing or production of such inventory or otherwise used or consumed in the Debtor's business, (c) goods in which the Debtor has an interest in mass or a joint or other interest or right of any kind and (d) goods which are returned to or repossessed by the Debtor and, with regard to all of the above, all additions and accessions thereto and replacements thereof (all such inventory, accessions and products being the "INVENTORY");

               (iii) All rights and claims to the payment or receipt of money or other forms of consideration of any kind, including, but not limited to, any and all such rights and claims in, to and under, all accounts, contract rights, chattel paper, instruments, general intangibles, guaranties, letters of credit, documents, drafts, acceptances, tax refunds, rights to performance, judgments taken on any rights and claims otherwise included in this clause (c) and all rights in, to and under all documents, instruments, documents of title, transport or otherwise related to the Inventory, security agreements, and other contracts securing or otherwise relating to any such rights and claims to the payment or receipt of money or other forms of consideration (any and all such rights and claims to the payment or receipt of money or other forms of consideration being the "PAYMENT RIGHTS", and any and all such security agreements and other contracts being the "RELATED CONTRACTS");


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               (iv)     All books, records, ledger cards, files, correspondence,
          computer programs, tapes, disks and related data processing software (owned by the Debtor or in which it has an interest) that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

               (v) All plant fixtures, business fixtures and other fixtures and storage and office facilities, and all additions and accessions thereto and replacements thereof and products thereof;

               (vi) All trademarks (including the goodwill relating thereto), tradenames, business names, patents and copyrights of the Debtor;

               (vii) All deposit accounts of the Debtor, including, without limitation, deposit accounts maintained with the Secured Party; and

               (viii) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

          B. All personal property of the Debtor which is or shall be financed by the Secured Party or is in, or shall come into the possession or control of the Secured Party, including without limitation, inventory, goods, documents (including any documents made available to the Debtor pursuant to trust receipts or other security agreements) and present or future accounts receivable resulting from the sale of goods, the purchase of which was financed by the Secured Party or for which the Secured Party has made advances; and the products and proceeds thereof, together with all improvements and additions thereto whether same be cash, accounts, chattel paper, instruments, notes, drafts, acceptances, contract rights or general intangibles.

     SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. sec.362(a) whether or not a claim is allowed therefor) of all obligations of every nature of the Debtor to the Secured Party, now or hereafter existing,

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     including, without limitation, the obligations of the Debtor under the
     Note, any other promissory note, document or instrument delivered pursuant thereto and all amendments, extensions or renewals thereof, and in any case whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Debtor, would accrue on such obligations), attorneys' fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, (including participations or any interest of Secured Party in indebtedness of the Debtor to others), absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise (all such obligations being the "UNDERLYING DEBT"), and including, without limitation, all obligations of every nature of the Debtor now or hereafter existing under this Agreement (all such obligations of the Debtor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

     SECTION 4. THE DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Debtor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) the Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. In the event the Secured Party shall make any disbursement in performing the obligations of the Debtor under any such contract or agreement such shall be added to the Secured Obligations and be secured by the Collateral.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants as follows:

          (a) Organization and Powers. The Debtor is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and carry out the transactions contemplated hereby and thereby.

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          (b)  Good Standing. The Debtor is in good standing wherever necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has not had and will not have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Debtor and its subsidiaries, taken as a whole.

          (c) Authorization. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action by the Debtor.

          (d) No Conflict. The execution, delivery and performance by the Debtor of this Agreement will not (i) violate the organizational documents of the Debtor, (ii) violate any provision of law applicable to the Debtor, or any order, judgment or decree of any court or other agency of government binding on the Debtor, the violation of which could have a material adverse effect on the business, operations, assets or financial condition of the Debtor, (iii) be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default in any Contractual Obligation of the Debtor, (iv) result in or require the creation or imposition of any material Lien of any nature whatsoever upon any of its material properties or assets (except for the security interest created by this Agreement), or (v) require the approval of any Person under any Contractual Obligation of the Debtor except for those institutions listed on Schedule I hereto which institutions have given their written approval, a copy of which has been provided to the Secured Party.

          (e) Binding Obligation. This Agreement constitutes the legally valid and binding obligation of the Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally.

          (f) Location of Equipment and Inventory. All of the Equipment and Inventory is located at the places specified in Schedule II hereto.

          (g) Delivery of Certain Collateral. All notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to the Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

          (h) Payment Rights Valid. Each Payment Right constitutes the legally valid and binding obligation of the party obligated to pay the same (the "ACCOUNT DEBTOR"). Each such Payment Right complies with the provisions of all applicable laws and regulations, whether federal, state or local, applicable thereto (including, without limitation, any usury law, the Federal Truth in Lending Act and Regulation Z of the Federal Reserve System). None of the Payment Rights


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          is evidenced by a promissory note or other instrument, other than a check, that has not been delivered to the Secured Party, pursuant to sub-section (g) hereof.

          (i)  Ownership of Collateral. Except for the interests disclosed in
          Schedule III hereto and the security interest created by this Agreement, the Debtor owns the Collateral free and clear of any Lien. Except with respect to the interests disclosed in Schedule III hereto and such as may have been filed in favor of the Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          (j) Perfection. This Agreement creates a valid, perfected and, except for the interests disclosed in Schedule III hereto, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (k) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor or (ii) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of the Debtor).

          (1) Other Information. All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Debtor with respect to the Collateral is accurate and complete in all respects.

          (m) Office Locations: Fictitious Names. The chief place of business, the chief executive office and the office where the Debtor keeps its records regarding the Payment Rights and all originals of all chattel paper that evidence Payment Rights is the address indicated below the Debtor's signature hereto. The Debtor does not do business under any trade-name or fictitious business name.

     SECTION 6. FURTHER ASSURANCES.

          (a) The Debtor agrees that from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor will: (i) mark conspicuously

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          each chattel paper included in the Payment Rights and each Related
          Contract, (ii) at the request of the Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby;
          (iii) if any Payment Right shall be evidenced by a promissory note or other instrument (excluding checks), deliver and pledge to the Secured Party hereunder such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; (iv) at the request of the Secured Party, deliver and pledge to the Secured Party all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; (v) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (vi) from time to time at any reasonable time, upon demand by the Secured Party exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or persons designated by the Secured Party and (vii) at the Secured Party's request, appear in and defend any action or proceeding that may affect the Debtor's title to or the Secured Party's security interest in the Collateral.

          (b) The Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtor. A carbon, photographic or other reproduction of this Agreement or a financing statement signed by the Debtor shall be sufficient as a financing statement.

          (c) The Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     SECTION 7. COVENANTS OF THE DEBTOR. The Debtor shall:

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify the Secured Party of any change in the Debtor's name, identity or structure within 15 days of such change;

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          (c)  give the Secured Party 30 days' prior written notice of any change in the Debtor's chief place of business;

          (d) if the Secured Party gives value to enable the Debtor to acquire rights in or the use of any Collateral, use such value for such purposes;

          (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Debtor shall in any event pay such taxes, assessments, governmental charges or levies not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against the Debtor as a result of the failure to make such payment;

          (f) deliver to the Secured Party at its request, from time to time, financial statements or other financial information, in form, substance and scope satisfactory to the Secured Party; and

          (g) notify the Secured Party of any Event of Default or which it has knowledge.

     SECTION 8. SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY. The Debtor shall:

          (a) keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified on
          Schedule II hereto or, upon 30 days' prior written notice to the Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to such Equipment and Inventory shall have been taken;

          (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end. The Debtor shall promptly furnish to the Secured Party a statement respecting any loss or damage to any of the Equipment; and

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          (c)  keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, the Debtor's cost therefor and (where applicable) the current price list for such Inventory;

     SECTION 9. INSURANCE.

          (a) The Debtor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Secured Party from time to time. Such insurance shall include, without limitation, property damage insurance and liability insurance. Each policy for property damage insurance shall provide for all losses (except for losses of less than $50,000 per occurrence) to be paid directly to the Secured Party. Each policy shall in addition (i) name the Debtor and the Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon the Secured Party) as their interests may appear, (ii) contain an agreement by the insurer that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction or breach of representation or warranty by the Debtor, (iii) have attached thereto the Lender's Loss Payable Endorsement or its equivalent, or a Loss Payable clause acceptable to the Secured Party, (iv) provide that there shall be no recourse against the Secured Party for payment of premiums or other amounts with respect thereto and (v) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to the Secured Party by the insurer. The Debtor shall, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Debtor shall, at the request of the Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 6(a) and cause the respective insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by the Debtor pursuant to this Section 9 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection
          (c) of this Section 9 is not applicable, the Debtor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Debtor pursuant to this Section 9 shall be paid to the Debtor as reimbursement for the costs of such repairs or replacements.

          (c) Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $25,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of

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          such Equipment or Inventory shall be paid to and applied by the
          Secured Party as specified in Section 19 hereof.

     SECTION 10. SPECIAL COVENANTS WITH RESPECT TO PAYMENT RIGHTS AND RELATED CONTRACTS.

          (a) The Debtor shall keep its chief place of business, chief executive office and the office where it keeps its records concerning the Payment Rights and Related Contracts, and all originals of all chattel paper that evidence Payment Rights, at the location therefor specified in Section 5 hereof or, upon 30 days' prior written notice to the Secured Party, at such other locations in a jurisdiction where all action that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to such Payment Rights and Related Contracts shall have been taken. The Debtor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper and the Debtor agrees to render to the Secured Party, at the Debtor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of the Secured Party, the Debtor shall deliver to the Secured Party complete and correct copies of each Related Contract.

          (b) The Debtor shall, for not less than 5 years from the date on which such Payment Right arose, maintain (i) complete records of each Payment Right, including records of all payments received, credits granted and merchandise returned and (ii) all documentation relating thereto.

          (c) The Debtor shall duly fulfill all obligations on its part to be fulfilled under or in connection with the Payment Rights and the Related Contracts and shall do nothing to impair the rights of the Secured Party therein.

          (d)  Except as otherwise provided in this subsection (d) of this
          Section 10, the Debtor shall continue to collect, at its own expense, all amounts due or to become due the Debtor under the Payment Rights and Related Contracts. In connection with such collections, the Debtor may take (and, at the Secured Party's direction, shall take) such action as the Debtor or the Secured Party may deem necessary or advisable to enforce collection of the Payment Rights; provided, however, that the Secured Party shall have the right at any time, whether or not there shall be the occurrence an Event of Default all without prior written notice to the Debtor of its intention to do so, to notify the Account Debtors or obligers under any Payment Rights of the assignment of such Payment Rights to the Secured Party

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          and to direct such Account Debtors or obligers to make payment of all amounts due or to become due to the Debtor thereunder directly to the Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which Account Debtors or obligers under any Payment Rights have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party and, upon such notification and at the expense of the Debtor, to enforce collection of any such Payment Rights and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtor might have done. After notice from the Secured Party to the Account Debtors referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by the Debtor in respect of the Payment Rights and the Related Contracts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Debtor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by Section 19, and (ii) the Debtor shall not adjust, settle or compromise the amount or payment of any Payment Right, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

     SECTION 11. DEPOSIT ACCOUNTS. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from deposit accounts maintained with the Secured Party constituting part of the Collateral.

     SECTION 12. LICENSE OF PATENTS, TRADEMARKS AND TRADENAMES. The Debtor hereby assigns, transfers and conveys to the Secured Party, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by the Debtor that relate to the Collateral and any other collateral granted by the Debtor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party to use, possess and realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of the Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Debtor.

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     SECTION 13. Transfers and Other Liens. The Debtor shall not, without the prior written consent of the Secured Party:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business; and

          (b) except for the interests disclosed in Schedule III hereto and the security interest created by this Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness of the Debtor or other obligations of any Person.

     SECTION 14. THE SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Debtor hereby irrevocably appoints the Secured Party the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor, the Secured Party or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be maintained by the Debtor or paid to the Secured Party pursuant to Section 9 hereof.

          (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above,

          (d) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral,

          (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, and such payments made by the Secured Party to become obligations of the Debtor to the Secured Party, due and payable immediately without demand,

          (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; and

          (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

     SECTION 15. SECURED PARTY MAY PERFORM. If the Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under
     Section 20.

     SECTION 16. THE SECURED PARTY'S DUTIES AND LIABILITIES.

          (a) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

          (b) The Secured Party shall not be liable to the Debtor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of, in connection with or that is in any way related to (x) any exercise by the Secured Party of any right or remedy under this Agreement or (y) any other act of or failure to act by the Secured Party, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Secured Party constituting gross negligence or willful misconduct.

          (c) No claim may be made by the Debtor against the Secured Party or its affiliates, officers, directors, employees, attorneys or agents for any special, indirect, or consequential damages in respect of any breach of wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationship established by this agreement, or any act, omission or event occurring in connection therewith except a claim resulting from gross negligence or willful misconduct on the part of the secured party or any of its affiliates, officers, directors, employees, attorneys or agents; and the Debtor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     SECTION 17. EVENTS OF DEFAULT.

     The making of a demand for payment under the Note, or the occurrence of an Event of Default (as defined in the Note) under the Note, or the breach of any provision or covenant of the Debtor under this Agreement or if any representation or warranty made by Debtor hereunder or to any other lender of the Debtor shall be or shall become false or untrue shall each constitute an Event of Default hereunder (collectively an "Event of Default").

     SECTION 18. REMEDIES. If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral,
          (a) all the rights and remedies of a secured party in connection with a default by a debtor under the Uniform Commercial Code of the State of New York (the "CODE") (whether or not the Code applies to the affected Collateral),
          (b) all of the rights and remedies provided for in this Agreement and any other agreement between the Debtor and the Secured Party and
          (c) such other rights and the remedies as may be provided by law or otherwise (such rights and remedies of the Secured Party to be cumulative and nonexclusive).

          The Secured Party also may (i) require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon the request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate, (iv) take possession of the Debtor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Debtor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, in the event notice cannot be waived, at least five (5) days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          After the occurrence of an Event of Default, the Secured Party shall have no obligation to make further loans or financial accommodations available to the Debtor under the Note or any other agreement and all Secured Obligations shall be immediately due and owing to Secured Party.

          The Secured Party may retain any of the Debtor's directors, officers and employees, in each case upon such terms as the Secured Party and any such person may agree, notwithstanding the provisions of any employment, confidentiality or non-disclosure agreement between any such Person and the Debtor and the Debtor hereby waives its rights under any such agreement and consents to each such retention.

     SECTION 19. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by the Secured Party against the Secured Obligations in the following order of priority:

          (a) To the payment of all costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of the Debtor and for the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with Section 20 hereof;

          (b) To the payment of the Secured Obligations in such order manner and sequence as the Secured Party shall elect; and

          (c) After payment in full of the amounts specified in the preceding subparagraphs, to the payment to or upon the order of the Debtor, or whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     SECTION 20. INDEMNITY AND EXPENSES.

          (a) The Debtor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct.

          (b) The Debtor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtor to perform or observe any of the provisions hereof.

     SECTION 21. WAIVER OF HEARING. The Debtor expressly waives any constitutional or other right to a judicial hearing prior to the time the Secured Party takes possession or disposes of the Collateral as provided in
     Section 18 hereof.

     SECTION 22. WAIVER OF JURY TRIAL ETC.. THE DEBTOR AND THE SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE DEBTOR HEREBY ALSO WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON A CLAIM OF LACHES, SET-OF OR ANY COUNTER-CLAIM NATURE AND ANY OBJECTION BASED UPON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES. THE DEBTOR AND THE SECURED PARTY EACH ACKNOWLEDGE THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT FOR THE DEBTOR AND THE SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE DEBTOR AND THE SECURED PARTY HAVE ALREADY RELIED ON SUCH WAIVERS ARE ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON SUCH WAIVERS IN THEIR RELATED FUTURE DEALINGS. THE DEBTOR AND THE SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED SUCH

     WAIVERS WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY MAKE SUCH WAIVERS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THESE WAIVERS ARE IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     SECTION 23. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and termination of the Secured Party's obligation to lend under the Note, (b) be binding upon the Debtor, its successors and assigns and
     (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer the Note to any other person or entity, and such other benefits in respect thereof granted to Secured Party herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations and termination of the Secured Party's obligation to lend under the Note, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured Party will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

     SECTION 24. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 25. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to the Debtor or the Secured Party, by overnight courier or messenger, as the case may be, addressed to it at the address of such party specified on the signature page hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when sent addressed as aforesaid.

     SECTION 26. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings brought against the Debtor with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and by execution and delivery of this Agreement the Debtor accepts for itself and in connection with the Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgement rendered thereby in connection with this Agreement. The Debtor designates and appoints CT Corporation Systems, 1633 Broadway, New York, NY, 10019, and such other Persons as may hereafter be selected by the Debtor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Debtor to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Debtor, at its address as specified in Section 25 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by the Debtor refuses to accept service, the Debtor hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Secured Party to bring proceedings against the Debtor in the courts of any other jurisdiction.

     SECTION 27. GOVERNING LAW, TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. UNLESS OTHERWISE DEFINED HEREIN, TERMS USED IN ARTICLE 9 OF THE CODE IN THE STATE OF NEW YORK ARE USED HEREIN AS THEREIN DEFINED.

     SECTION 28. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     SECTION 29. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

     OLEFINS MARKETING INC.

     By :                                   By :
         ----------------------------            ----------------------------
     Name:                                  Name:

     Title :                                Title :
            -------------------------              --------------------------
     Date  :                                Date  :
            -------------------------              --------------------------

                                   SCHEDULE I
                             TO SECURITY AGREEMENT

                               Required Consents

                                  SCHEDULE II
                        SECURITY AGREEMENT QUESTIONNAIRE

       The undersigned ("Debtor") is entering into a Security Agreement with Caisse Nationale de Credit Agricole, New York Branch. In connection with the Security Agreement, Debtor is required to answer the following questions:

       1. What is Debtor's exact name as it appears in its certificate of incorporation (or, if not a corporation, the Debtor's complete name)?

                             Olefins Marketing, Inc.
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       2. Has Debtor ever changed its name? If so, state each other name Debtor has had.

                           Yes, Olefins Trading, Inc
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       3. Does Debtor do business under any other name? If so, state each such name.

                                       No
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       4. Does Debtor use or had Debtor used any trade names or trade styles? If so, list each of them.

                                       No
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       5. Has Debtor changed its identity or corporate structure in any way within the past four months? Changes in corporate structure would include incorporation of a partnership or acquisitions. If any such change has taken place, indicate the nature of such change and give the names of each corporation or other entity that was incorporated, merged or consolidated with or acquired by Debtor in such transaction (including each name under which each such corporation or entity has done business) and the address of each place of business of each such incorporation, merger, consolidation or acquisition and within four months prior to the date of this questionnaire.

                                       No
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       6. State the complete address (including the county) of Debtor's chief executive office and, if different from it chief executive office, of the office where Debtor keeps its books and records relating to its accounts or contract rights.

                            8675 Hidden River Parkway
       ---------------------------------------------------------------------
                            Tampa, Florida 33637
       ---------------------------------------------------------------------
                            Hillsbrough County
       ---------------------------------------------------------------------

       7. Has Debtor's chief executive office or office where Debtor keeps its books and records relating to its accounts or contract rights been located at any other address during the past four months? If so, specify each such address (including the county).

                                       No
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       8. State the complete address (including the county) of each other place of business that Debtor presently has.

                                       NA
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       9. State the complete address (including the county) of each place of business that Debtor has had in the past four months, other than those listed in the answers to questions 6, 7 and 8.

                                       NA
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       10. State the complete address (including the county) of each location where Debtor keeps any inventory or equipment, other than the place of business listed in the answers to questions 6,7 and 8.

                                       NA
       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       ---------------------------------------------------------------------

       11. Has any of Debtor's inventory or equipment been located during the past four months at any location other than the location listed in the answers to questions 6,7,8,9 and 10? If so, state the complete address (including the county) of each such location.

                                       No
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

       12. Does any person or entity other than Debtor have possession of any of Debtor's inventory or equipment? If so, state the name and address (including the country) of each such person or entity.

                                       No
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

       13. When Debtor purchases goods, are there any places in which such goods might in the usual course of the purchase transaction be located, even temporarily for purposes of transshipment? If so, state the complete address (including the county) of each such location.

                                       No
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

       14. Has Debtor acquired any of its inventory or equipment other than in the ordinary course of business? If so, specify the nature of any such acquisition

                                       No
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

      ---------------------------------------------------------------------


       15. Does Debtor own or have an interest in any goods other than inventory or equipment, such as crops, minerals or the like? If so, please describe such goods and state the complete address (including the county) where such goods are located.

                                       No
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

       16.    Federal Tax I.D. Number of Debtor

                                   06-1192980
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

      ---------------------------------------------------------------------

                                  SCHEDULE III
                             TO SECURITY AGREEMENT

                        Existing Liens and Encumbrances